                    AMENDMENT TO SEVERANCE/BENEFITS AGREEMENT

         Whereas, on or about August 10, 1993, MEEMIC Insurance Company (formerly, the Michigan Educational Employees Mutual Insurance Company) and Lynn
M. Kalinowski ("Employee") entered into a Severance/Benefits Agreement; and

         WHEREAS, as of July 1, 2000, MEEMIC Insurance Company ("MEEMIC"), MEEMIC Holdings, Inc. and Employee entered into a Change of Control Agreement; and
         WHEREAS, the parties believe it appropriate to clarify the circumstances under which each agreement controls,

         NOW THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, MEEMIC and Employee hereby agree as follows:

         1. NO DUPLICATION OF BENEFITS. In the event that Employee is entitled to receive benefits pursuant to the Change of Control Agreement effective July 1, 2000, MEEMIC and Employee hereby agree that Employee is not entitled to receive any of the severance benefits contained in the Severance/Benefits Agreement dated August 10, 1993, including but not limited to severance pay.

         2. TERMINATION OF THE SEVERANCE/BENEFITS AGREEMENT. In the event that Employee continues to be employed by MEEMIC or its successor on the date that Employee reaches the age of sixty five (65), or on the date when the Employee voluntarily elects to retire pursuant to MEEMIC's retirement plan, the parties agree that the Severance/Benefits Agreement shall be terminated, and that no benefits shall be due and payable pursuant to such Agreement. Nothing in this paragraph shall be construed, however, to limit in any way Employee's benefits determined in accordance with MEEMIC's retirement, survivor's benefits, insurance and other applicable programs of MEEMIC then in effect.

         3. Except as expressly stated herein, the Severance/Benefits Agreement shall continue in full force and effect.

         4. This Agreement shall be effective as of July 1, 2000, regardless of the date upon which it is signed.



                              MEEMIC INSURANCE COMPANY


                              By:  /s/ R. Kevin Clinton
                                   -------------------------------------
                              Its: President and Chief Executive Officer
                                   --------------------------------------


                              LYNN M. KALINOWSKI


                              /s/ Lynn M. Kalinowski
                              ----------------------


                                       2